Exhibit 10.14
RIGHTS AGREEMENT
     THIS RIGHTS AGREEMENT (this “Agreement”) dated as of December 23, 2005, is by and among Icuiti Corporation., a Delaware corporation (the “Company”) and New Light Industries, Ltd. the holders of a Warrant to purchase shares of the Common Stock of the Company (“New Light”), a Washington state corporation. The names and addresses of the parties to this Agreement are set forth on Schedule I hereto.
     WHEREAS, New Light is acquiring a Warrant (the :“Warrant”) entitling it to purchase up to 1,000,000 shares of the Company’s Common Stock, in connection with a Technology Purchase and Royalty Agreement between the Company and New Light of even date herewith (the “Technology Agreement”); and
     WHEREAS, in order to induce New Light to enter into the Technology Agreement, the parties desire to enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1. CERTAIN DEFINITIONS
     As used in this Agreement, the following terms have the following respective meetings:
     “Affiliate” means any Person who, directly or indirectly controls, is controlled by, or is under common control with any other Person; provided, that Persons shall not be deemed Affiliates based solely upon those Persons having made investments in the same entity.
     “Board” means the board of directors of the Company as constituted from time to time.
     “Common Stock” means the Common Stock, $.001 par value, of the Company, as constituted as of the date of this Agreement.
     “Warrant Shares” means shares of Common Stock issued or issuable upon exercise of the Warrant.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
     “Form S-3” means Form S-3 promulgated by the SEC, or any successor or similar form so promulgated.
     “Holder” means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.09 hereof
     “Initial Public Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock under the Securities Act.

     “Person” means an individual, corporation, partnership, limited liability company, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof, and “Persons” means any two or more of any of the foregoing.
     “Warrant Holders” means the holders the Warrant from time to time.
     “Qualified Public Offering” means a firm commitment underwritten public offering of shares of Common Stock in which (x) the aggregate gross proceeds from such offering to the Company shall be at least $20,000,000.
     The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.
     “Registrable Securities” means the Warrant Shares and any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Warrant Shares; provided, however, that “Registrable Securities” shall not include any shares sold or otherwise transferred by a Person in a transaction in which such Person’s rights under Article 2 are not assigned as permitted by Section 2(g) of this Agreement. When reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon conversion or exercise of the Warrant.
     “SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.
     “Securities” means the Warrant and the Warrant Shares.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
2. REGISTRATION RIGHTS
     (a) Company Registration.
          Notice of Company Registration. If, at any time or from time to time, the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock or other securities under the Securities Act in connection with the public offering of such securities (other than (i) a registration statement on Form S-4 relating solely to a transaction under Rule 145 of the Securities Act, (ii) a registration statement on Form S-8 relating to employee stock option or purchase plans, (iii) a registration statement on any successor to such Forms S-4 and S-8) or (iv) a registration statement relating to the Company’s Initial Public Offering, the Company shall notify each Holder in writing at least thirty (30) days prior to the filing of any such registration and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Upon the written request of each Holder given within twenty (20) days after receipt of such notice from the

Company in accordance with Section 5(a), the Company shall, subject to the other provisions of this Section 2(a), use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.
          Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(a) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2(d) hereof.
          Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 2(a) to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting reasonably agreed upon between the Company and the underwriters selected by it (or by other Persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. In the event that the underwriters advise the Company that marketing factors require a limitation of the number of shares to be underwritten, the Company and its underwriters shall allocate the number of shares requested to be registered by each of the holders thereof as follows: (i) first, to the Company; (ii) second, to the holders of the class of security to be included in such registration statement that have been granted registration rights prior to the date of this Agreement, (iii) third, persons who are officers or directors of the Company who are holders of the class of security to be included in such registration statement (iv) fourth, to Holders of Registrable Securities that have elected to participate in such offering, pro rata according to the number of Registrable Securities held by each such Holder; and (v) fifth, to the extent additional securities may be included in such offering, to those holders of securities that may be offered as part of the registration who are seeking to participate in such registration, in amounts to be determined in the discretion of the Board. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered no later than ten (10) business days prior to the effective date of the registration statement.
     (b) Obligations of the Company. Whenever required under this Article 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable: prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to two years or, if earlier, until the distribution contemplated in the registration statement has been completed; prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them; use best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the

Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act; in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; immediately notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the-statements therein not misleading in the light of the circumstances then existing; cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters; and in connection with the registration of any Registrable Securities, prior to the filing of such registration statement, make available for inspection by each Holder selling Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, a copy of the registration statement, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and provide each holder and its counsel with the opportunity to participate in the preparation of the registration statement.
     (c) Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.
     (d) Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Sections 2(a), 2(b) and 2(c), including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company.

     (e) Indemnification; Contribution.
     In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Article 2, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Article II, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal, state or other securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement and the Company will reimburse each such seller, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, including amounts paid in settlement thereof; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission which occurs in reliance upon or in connection with written information furnished expressly for use in connection with such registration by any such seller, any such underwriter or any such controlling Person.
     In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Article 2, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Article 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon or in connection with written information furnished by such seller expressly for use in connection with such registration, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.
     Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 2(e) and shall only relieve it from any liability which it may have to such indemnified party under this Section 2(e) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2(e) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable to indemnify any indemnified party for any settlement of any action effected without the indemnifying party’s consent (which consent shall not be unreasonably withheld or delayed). The indemnifying party shall not, except with the approval of each party being indemnified under this Section 2(e)(iii), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving of the claimant or the plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.
     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 2(e) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.05 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling Person in circumstances for which indemnification is otherwise required under this Section 2(e); then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations or, if the allocation provided herein is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and any holder of Registrable Securities from the offering of the securities covered by such registration statement. The relative fault of the Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Securities on the other, and each party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement, but not in any event to exceed the net proceeds received by such seller from the sale of Registrable Securities covered by such registration statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          The obligations of the Company and Holders under this Section 2(e) shall survive the completion of any offering of Registrable Securities in a registration statement under this Article 2 and shall survive the termination of this Agreement.
     (f) Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees that after the Company is subject to the reporting requirements of the Exchange Act it will use its best efforts to:
(i)	make and keep public information available, as those terms are understood and defined in SEC Rule 144;

(ii)	file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)	furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.
     (g) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such Registrable Securities, provided that: (A)-the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (B) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (C) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.
     (h) “Market Stand-Off’ Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Initial Public Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one (1) year, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 2(h) shall (a) apply only to the Initial Public Offering, (b) not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and (c) apply to the Holders only if all officers and directors and greater than one percent (1%) stockholders of the Company enter into similar agreements, and if any of the provisions of such agreements are waived or terminated with respect to any of such persons, the foregoing provisions shall be waived or terminated with respect to each Holder to the same extent. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.
     (i) Termination of Registration Rights. The Company shall have no obligation to include Registrable Securities in a Company-initiated registration filed after the earlier to occur of (a) the fifth anniversary of the Company’s Initial Public Offering (such fifth anniversary, the “Fifth Anniversary Date”) or (b) all Registrable Securities of the Holders are eligible for sale without restriction under Rule 144(k).
3. RIGHT OF FIRST REFUSAL

     (a) Restrictions on Transfer. New Light may not transfer any of the Securities without first complying with this section; provided, however, that New Light shall be permitted to transfer the Securities to its shareholder, provided that the transferee delivers to the Company a written instrument agreeing to be bound by the terms of this Agreement.
     (b) Notice of Proposed Transfer. If New Light desires to transfer any of the Securities in any transaction, it shall first deliver written notice of his, her or its desire to do so (the “Notice”) to the Company, in the manner prescribed in this Agreement. The Notice must specify: (a) the name and address of the party to which New Light proposes to sell or otherwise dispose of the Securities (the “Offeror”), (b) the Securities it proposes to sell or otherwise dispose of (the “Offered Securities”), (c) the consideration per Warrant or share of Common Stock to be delivered to New Light for the proposed sale, transfer or disposition, and (d) all other material terms and conditions of the proposed transaction.
     (c) The Company shall have the first option to purchase all or any part of the Securities for the consideration per share and on the terms and conditions specified in the Notice. Such option shall be exercised by delivery by the Company of written notice to New Light (the “Company Notice”) within 15 days after receipt of the Notice from New Light. The Company shall deliver copies of such Company Notice to the Founder.
     (d) The closing of the purchase of the Offered Securities shall take place at the offices of the Company no later than five days after the date of the Company Notice. The Company shall not have any right to purchase any of the Offered Securities hereunder unless the Company exercises their option to purchase all of the Offered Securities
     (e) To the extent that the consideration proposed to be paid by the Offeror for the Offered Securities consists of property other than cash or a promissory note, the consideration required to be paid by the Company exercising their options under this section may consist of cash equal to the value of such property, as determined in good faith by agreement of New Light and the Company.
     (f) In the event the Company does not exercise its option in full within such time periods specified in this section with respect to all of the Offered Securities, the Company shall provide notice of such decision (the “Non-Exercise Notice”).
     (g) The closing of the purchase of the Remaining Securities shall take place no later than five days after the expiration of the latest 15-day period specified in Section 3(f).
     (h) Notwithstanding the foregoing, in the event the Company does not purchase all of the Offered Securities within the time periods prescribed by this section, New Light may sell any or all of the Offered Securities only upon the same terms set forth in the Notice within 30 days after the expiration of the last 15-day notice period. If such transaction is not consummated within such 30-day period, then New Light must again comply with this section.
4. GENERAL PROVISIONS
     (a) Notices. Unless otherwise provided, any notice required or permitted under this

Agreement shall be given in writing and shall be deemed given effectively upon personal delivery to the party to be notified or upon delivery by confirmed facsimile-transmission, internationally-recognized overnight courier service, or by registered or certified U.S. mail postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days’ advance written notice to the other parties.
     (b) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.
     (c) Amendment and Waiver. This Agreement may not be amended or waived except in a writing executed by the Company and New Light/
     (d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
     (e) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     (f) Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New York, without regard to conflicts of law rules of such state.
     (g) Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the substantially prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.
     (h) Counterparts; Execution by Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature(s) which shall be binding on the party delivering same, to be followed by delivery of originally executed signature pages.
     (i) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Rights Agreement as of the date first above written.

ICUITI CORPORATION

By:	/s/ Paul J. Travers

Name:	Paul J. Travers
Title:	President

NEW LIGHT INDUSTRIES, LTD.

By:	/s/ Steve McGrew

Name:	Steve McGrew
Title:	President